UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)  On June 21, 2012, the stockholders of ARIAD Pharmaceuticals, Inc. (the “Company”) approved, at the Company’s 2012 Annual Meeting of Stockholders, an amendment to the Company’s 2006 Long-Term Incentive Plan, as amended, to increase the number of shares of common stock available for issuance under the plan by 14,000,000 shares.  A description of the terms and conditions of the 2006 Long-Term Incentive Plan, as amended, is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2012, under the heading “Proposal 2: Approval of an Amendment to the 2006 Long-Term Incentive Plan to Increase the Number of Shares of Common Stock Available for Issuance under the Plan by 14,000,000 Shares,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a)       On June 21, 2012, the Company held its 2012 Annual Meeting of Stockholders.  Of 165,727,610 shares of common stock issued and outstanding and eligible to vote as of the record date of April 26, 2012, a quorum of 143,266,922 shares, or 86.4% of the eligible shares, was present in person or represented by proxy.

(b)  The following actions were taken at such meeting:

       1.   The following nominees were reelected to serve on the Company’s Board of Directors as Class 3 Directors until the Company’s 2015 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Withheld Authority	Broker Non-Votes
Harvey J. Berger, M.D.	93,800,673	7,238,382	42,227,867
Wayne Wilson	97,640,243	3,398,812	42,227,867

After the meeting, Athanase Lavidas, Ph.D. and Massimo Radaelli, Ph.D. continued to serve as Class 1 Directors for terms that expire at the 2013 annual meeting and until their successors are duly elected and qualified, and Jay R. LaMarche, Robert M. Whelan, Jr. and Norbert G. Riedel, Ph.D. continued to serve as Class 2 Directors for terms that expire at the 2014 annual meeting and until their successors are duly elected and qualified.

       2.   The 2006 Long-Term Incentive Plan was amended to increase the number of shares of common stock available for issuance under the plan by 14,000,000 shares, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,784,857	6,873,726	380,472	42,227,867

       3.   The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012 was ratified, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,102,987	3,895,657	268,278	0

       4.   The compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2012 Annual Meeting of Stockholders was approved, on an advisory basis, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,152,519	6,451,073	435,463	42,227,867

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1+	ARIAD Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan, as amended (incorporated by reference to Appendix A of the Definitive Proxy Statement of ARIAD Pharmaceuticals, Inc. filed on April 30, 2012)

(+) Management contract or compensatory plan arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Raymond T. Keane
Raymond T. Keane
Senior Vice President and General Counsel

Date:	June 26, 2012